                                                                    Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                    \s\  Cecil D. Andrus
                                                    ---------------------------


                                    Typed Name:         Cecil D. Andrus
                                                    ---------------------------

                                                                     Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                    \s\  Lee G. Irving
                                                    ---------------------------


                                    Typed Name:         Lee G. Irving
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                    \s\  William G. Bares
                                                    ---------------------------


                                    Typed Name:     William G. Bares
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  A. C. Bersticker
                                                    ---------------------------


                                    Typed Name:          A. C. Bersticker
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Carol Cartwright
                                                    ---------------------------


                                    Typed Name:     Carol Cartwright
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Thomas A. Commes
                                                    ---------------------------


                                    Typed Name:      Thomas A. Commes
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Kenneth M. Curtis
                                                    ---------------------------


                                    Typed Name:      Kenneth M. Curtis
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  John C. Dimmer
                                                    ---------------------------


                                    Typed Name:      John C. Dimmer
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Robert W. Gillespie
                                                    ---------------------------


                                    Typed Name:      Robert W. Gillespie
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Stephen R. Hardis
                                                    ---------------------------


                                    Typed Name:      Stephen R. Hardis
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Henry S. Hemingway
                                                    ---------------------------


                                    Typed Name:      Henry S. Hemingway
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                    \s\  Charles R. Hogan
                                                    ---------------------------


                                    Typed Name:      Charles R. Hogan
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                    \s\  Douglas J. McGregor
                                                    ---------------------------


                                    Typed Name:       Douglas J. McGregor
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Henry L. Meyer III
                                                    ---------------------------


                                    Typed Name:      Henry L. Meyer III
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Steven A. Minter
                                                    ---------------------------


                                    Typed Name:      Steven A. Minter
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  M. Thomas Moore
                                                    ---------------------------


                                    Typed Name:      M. Thomas Moore
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Richard W. Pogue
                                                    ---------------------------


                                    Typed Name:      Richard W. Pogue
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Ronald B. Stafford
                                                    ---------------------------


                                    Typed Name:      Ronald B. Stafford
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Dennis W. Sullivan
                                                    ---------------------------


                                    Typed Name:      Dennis W. Sullivan
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Peter G. Ten Eyck, II
                                                    ----------------------------


                                    Typed Name:      Peter G. Ten Eyck, II
                                                    ----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  K. Brent Somers
                                                    ---------------------------


                                    Typed Name:      K. Brent Somers
                                                    ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY



         The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 19, 1998.


                                                     \s\  Nancy B. Veeder
                                                    ---------------------------


                                    Typed Name:      Nancy B. Veeder
                                                    ---------------------------